UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 26, 2014

Taylor Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50034	36-4108550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9550 West Higgins Road, Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 653-7978

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

On February 26, 2014, Taylor Capital Group, Inc. (the “Company”) held a special meeting of its stockholders on the ninth floor of its executive offices located at 9550 West Higgins Road, Rosemont, Illinois 60018.  The special meeting was held in order to vote upon the following matters:  (1) the adoption of the Agreement and Plan of Merger, dated as of July 14, 2013, by and between MB Financial, Inc. (“MB Financial”) and the Company, pursuant to which the Company will merge (the “Merger”) with and into MB Financial (the “Merger Proposal”); (2) a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal (the “Adjournment Proposal”); and (3) the approval, on an advisory (non-binding) basis, of the compensation of certain executive officers of the Company in connection with the Merger (the “Compensation Proposal”).  Of the 29,329,530 shares of the Company’s common stock eligible to vote at the special meeting, 26,101,787 shares were represented in person or by proxy.  The approval of the Merger Proposal required the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock.  The approval of each of the Adjournment Proposal and the Compensation Proposal required the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such proposal.

At the meeting, the Company’s stockholders approved the Merger Proposal and the Compensation Proposal.  Sufficient votes were also received by proxy to approve the Adjournment Proposal, but the Adjournment Proposal was not put to a vote in light of the approval of the Merger Proposal.

Further detail on each of the proposals voted on by the stockholders is available in the Company’s and MB Financial’s final joint proxy statement/prospectus, dated January 14, 2014, which was filed with the Securities Exchange Commission on January 15, 2014.

The final results of voting on each of the matters submitted to a vote of stockholders during the special meeting are as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
1. The Merger Proposal	26,010,681	8,114	82,992	—

	Votes For	Votes Against	Abstentions	Broker Non-Votes
2. The Compensation Proposal	25,467,885	529,900	104,002	—

Completion of the Merger remains subject to the satisfaction of the remaining customary closing conditions contained in the Merger Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 26, 2014

TAYLOR CAPITAL GROUP, INC.

/s/ Brian T. Black
By:	Brian T. Black
General Counsel and Corporate Secretary